COLONIAL U.S. FUND FOR GROWTH
                     Supplement to Prospectus


During the period October 1, 1995, through November 30, 1995 (Sales Period), which may be extended by Colonial Investment Services, Inc. (Distributor), the Distributor will pay Janney Montgomery Scott 100% of the applicable sales charge on Class A shares of the Fund sold by such firm during the Sales Period. In addition, the Distributor will pay Janney Montgomery Scott an additional commission equal to 0.50% of the net asset value of the Class B shares of the Fund and 0.15% of the net asset value of the Class D shares of the Fund sold by such firm during the Sales Period.





US-291B-0995                                 September 29, 1995